UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
January 31, 2018
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets
Contribution of the Second Closing Properties to BREIT Joint Venture
As previously disclosed, on November 10, 2017, Steadfast Income REIT, Inc. (the “Company”), BREIT Steadfast MF JV LP (the “Joint Venture”), BREIT Steadfast MF Parent LLC (“BREIT LP”) and BREIT Steadfast MF GP LLC (“BREIT GP,” and together with BREIT LP, “BREIT”), executed a Contribution Agreement (the “Contribution Agreement”) whereby the Company agreed to contribute a portfolio of 20 properties owned by the Company to the Joint Venture in exchange for a combination of cash and a 10% ownership interest in the Joint Venture. Each of BREIT LP and BREIT GP is a wholly-owned subsidiary of Blackstone Real Estate Income Trust, Inc. SIR LANDS Holdings, LLC, a newly formed wholly-owned subsidiary of the Company, will hold the Company’s 10% interest in the Joint Venture (“SIR LP”).
On November 15, 2017 (the “First Closing Date”), the Company, through certain indirect wholly-owned subsidiaries, contributed 12 apartment communities to indirect, wholly-owned subsidiaries of the Joint Venture. The Company received $104,437,667 in net proceeds in the transaction (excluding transaction costs paid outside escrow). For more information on the first closing, see the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on November 21, 2017.
On January 31, 2018 (the “Second Closing Date”), the Company, through the indirect wholly-owned subsidiaries of the Company listed in the table below (each a “Company Subsidiary”), contributed the properties listed in the table below (the “Second Closing Properties”) to the corresponding indirect, wholly-owned subsidiary of the Joint Venture (each a “Joint Venture Subsidiary”). The Company received $55,728,894 in net proceeds in the transaction (excluding transaction costs paid outside escrow).

Company Subsidiary	Second Closing Property	Units	Metro	Joint Venture Subsidiary
SIR Arbors, LLC	Arbors of Carrollton	131	DFW	BREIT Steadfast MF Carrollton TX LP
SIR Fairmarc, LLC	Hills at Fair Oaks	288	San Antonio	BREIT Steadfast MF Fairmarc TX LP
SIR Keystone, LLC	Keystone Farms	90	Nashville	BREIT Steadfast MF Keystone TN LLC
SIR Renaissance, LLC	Renaissance St. Andrews	216	Louisville	BREIT Steadfast MF Renaissance KY LLC
SIR Renaissance Condos, LLC	Renaissance St. Andrews Condominiums	30	Louisville	BREIT Steadfast MF RSA Condos KY LLC
SIR SM Apartments, LLC	Springmarc Apartments	240	Austin	BREIT Steadfast MF Springmarc TX LP
SIR Valley Farms, LLC	Valley Farms	160	Louisville	BREIT Steadfast MF Valley Farms KY LLC
SIR Valley Farms North, LLC	Valley Farms North	128	Louisville	BREIT Steadfast MF Valley Farms North KY LLC
SIR Valley Farms Clubhouse, LLC	Valley Farms	—	Louisville	BREIT Steadfast MF Valley Farms Clubhouse KY LLC
Steadfast Income Advisor, LLC (the “Advisor”) earned a disposition fee of $1,880,550 in connection with the contribution of the Second Closing Properties.
The material terms of the Contribution Agreement described above are qualified in their entirety by the Contribution Agreement attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on November 13, 2017, and incorporated herein by reference.

Property Management of the Second Closing Properties
On the Second Closing Date, each Joint Venture Subsidiary entered into a Property Management Agreement (each, a “Management Agreement”) with Steadfast Management Company, Inc. (“Steadfast Management”), an affiliate of the Advisor, pursuant to which Steadfast Management serves as the exclusive property manager and leasing agent of the Second Closing Properties. Each Joint Venture Subsidiary pays Steadfast Management a monthly property management fee in an amount equal to 3% of the applicable Second Closing Property’s gross collections at the property for such month.

Item 9.01	Financial Statements and Exhibits.
(b) Pro forma financial information.
The following pro forma information should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 16, 2017, and the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2017, which was filed with the SEC on November 13, 2017.
The following unaudited pro forma balance sheet as of September 30, 2017, has been prepared to give effect to the sale of the Second Closing Properties as described in Item 2.01 above (the “Transaction”), as if it had occurred on September 30, 2017.
The following unaudited pro forma statements of operations for the nine months ended September 30, 2017, and for the year ended December 31, 2016, have been prepared to give effect to the Transaction as if it had occurred on January 1, 2016.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the Transaction been consummated on January 1, 2016.

Steadfast Income REIT, Inc.

Unaudited Pro Forma Balance Sheet as of September 30, 2017	F-1
Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2017	F-2
Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2016	F-3
Notes to Unaudited Pro Forma Financial Statements	F-4

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2017

	Steadfast Income REIT, Inc. Historical (a)	Pro Forma Adjustments (b)		Pro Forma Total
Assets:
Real Estate:
Land	$165,755,794	$(42,273,093)		$123,482,701
Building and improvements	1,464,687,861	(415,840,504)		1,048,847,357
Other intangible assets	2,644,263	—		2,644,263
Total real estate held for investment, cost	1,633,087,918	(458,113,597)		1,174,974,321
Less accumulated depreciation and amortization	(273,194,833)	77,060,746		(196,134,087)
Total real estate held for investment, net	1,359,893,085	(381,052,851)		978,840,234
Real estate held for sale, net	26,154,376	—		26,154,376
Total real estate, net	1,386,047,461	(381,052,851)		1,004,994,610
Investment in unconsolidated joint venture	—	13,179,777	(b.1)	13,179,777
Cash and cash equivalents	80,224,237	147,612,517	(b.2)	227,836,754
Restricted cash	23,199,703	(5,446,826)		17,752,877
Rents and other receivables	2,798,047	—		2,798,047
Assets related to real estate held for sale	471,614	—		471,614
Other assets	2,963,558	(14,514)		2,949,044
Total assets	$1,495,704,620	$(225,721,897)		$1,269,982,723

Liabilities:
Accounts payable and accrued liabilities	$44,417,683	$—		$44,417,683
Notes payable:
Mortgage notes payable, net	927,451,683	(205,799,427)		721,652,256
Credit facility, net	233,063,627	(120,075,173)		112,988,454
Mortgage notes payable related to real estate held for sale	23,193,000	—		23,193,000
Total payable, net	1,183,708,310	(325,874,600)		857,833,710
Distributions payable	4,458,334	—		4,458,334
Due to affiliates	2,062,132	—		2,062,132
Liabilities related to real estate held for sale	882,382	—		882,382
Total liabilities	1,235,528,841	(325,874,600)		909,654,241
Commitments and Contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 100,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $0.01 par value per share; 999,999,000 shares authorized, 75,667,481 shares issued and outstanding as of September 30, 2017	756,675	—		756,675
Convertible stock, $0.01 par value per share; 1,000 shares issued and outstanding as of September 30, 2017	10	—		10
Additional paid-in capital	666,091,739	—		666,091,739
Cumulative distributions and net losses	(406,672,645)	100,152,703		(306,519,942)
Total stockholders’ equity	260,175,779	100,152,703		360,328,482
Total liabilities and stockholders’ equity	$1,495,704,620	$(225,721,897)		$1,269,982,723

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2017

	Steadfast Income REIT, Inc. Historical (a)	Pro Forma Adjustments (b)		Pro Forma Total
Revenues:
Rental income	$146,047,621	$(40,408,619)		$105,639,002
Tenant reimbursements and other	18,943,156	(5,608,488)		13,334,668
Total revenues	164,990,777	(46,017,107)		118,973,670
Expenses:
Operating, maintenance and management	44,808,803	(13,278,515)		31,530,288
Real estate taxes and insurance	28,982,886	(8,616,039)		20,366,847
Fees to affiliates	16,972,905	(4,682,907)		12,289,998
Depreciation and amortization	53,852,540	(14,876,365)		38,976,175
Interest expense	33,763,957	(8,373,273)	(c)	25,390,684
Loss on debt extinguishment	401,674	—		401,674
General and administrative expenses	5,218,885	(941,997)		4,276,888
Total expenses	184,001,650	(50,769,096)		133,232,554
Equity in earnings of unconsolidated joint venture	—	15,339	(d)	15,339
Gain on sales of real estate	5,382,847	—		5,382,847
Net (loss) income	$(13,628,026)	$4,767,328		$(8,860,698)

Net loss per common share — basic and diluted	$(0.18)			$(0.12)
Weighted average number of common shares outstanding — basic and diluted	75,884,934			75,884,934

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

	Steadfast Income REIT, Inc. Historical (a)	Pro Forma Adjustments (b)		Pro Forma Total
Revenues:
Rental income	$192,088,348	$(51,600,614)		$140,487,734
Tenant reimbursements and other	26,149,184	(7,271,940)		18,877,244
Total revenues	218,237,532	(58,872,554)		159,364,978
Expenses:
Operating, maintenance and management	57,832,187	(16,724,223)		41,107,964
Real estate taxes and insurance	36,507,827	(9,409,650)		27,098,177
Fees to affiliates	25,440,718	(7,039,646)		18,401,072
Depreciation and amortization	69,513,484	(18,764,653)		50,748,831
Interest expense	40,551,427	(9,742,229)	(c)	30,809,198
Loss on debt extinguishment	4,932,369	(1,021,830)		3,910,539
General and administrative expenses	9,039,171	(1,237,890)		7,801,281
Total expenses	243,817,183	(63,940,121)		179,877,062
Equity in losses of unconsolidated joint venture	—	(1,204,873)	(d)	(1,204,873)
Net (loss) income (e)	$(25,579,651)	$3,862,694		$(21,716,957)

Net loss per common share — basic and diluted	$(0.34)			$(0.29)
Weighted average number of common shares outstanding — basic and diluted	76,195,083			76,195,083

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
1.     Pro Forma Transaction
On November 15, 2017, Steadfast Income REIT, Inc. (the “Company”) completed the sale of Ashley Oaks Apartment Homes, Audubon Park Apartments, The Belmont, Cantare at Indian Lake Village, Cooper Creek Village Apartments, Grayson Ridge Apartment Homes, The Landing at Mansfield, Meritage at Steiner Ranch, Montelena Apartments, Richland Falls, Rosemont Olmos Park Apartments and Trails at Buda Ranch to BREIT Steadfast MF JV LP (the “Joint Venture”) for a contract price of $335,430,000, exclusive of closing costs and a 10% equity interest in the Joint Venture (the “First Closing Properties”). On January 31, 2018, the Company completed the sale of Arbors of Carrollton, The Hills at Fair Oaks, Keystone Farms, Renaissance St. Andrews, Renaissance St. Andrews Condominiums, Springmarc Apartments, Valley Farms and Valley Farms North (in addition to Valley Farms Clubhouse) to the Joint Venture for a contract sale price of $125,370,000, exclusive of closing costs and a 10% equity interest in the Joint Venture (the “Second Closing Properties” and, together with the First Closing Properties described above, the “Closing Properties”).
2.     Basis of Presentation
The accompanying unaudited pro forma balance sheet as of September 30, 2017, has been prepared to give effect to the sale of the Closing Properties described in Note 1, which occurred on November 15, 2017 and January 31, 2018, respectively, as if such sales occurred on September 30, 2017.
The accompanying unaudited pro forma statements of operations for the nine months ended September 30, 2017, and for the year ended December 31, 2016 (each a “Pro Forma Period”), have been prepared to give effect to the sale of the Closing Properties described in Note 1, as if they had occurred on January 1, 2016.
The accompanying unaudited pro forma financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.
This unaudited pro forma financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or financial position as if the transactions reflected herein had occurred, or been in effect during the applicable Pro Forma Period. In addition, this unaudited pro forma financial information should not be viewed as indicative of the Company’s expected financial results for future periods.
3.     Adjustments to Unaudited Pro Forma Balance Sheet as of September 30, 2017

(a)	Historical financial information as of September 30, 2017, derived from the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2017.

(b)
Represents adjustments to the balance sheet of the Company as of September 30, 2017, to give effect to the sale of the Closing Properties and related notes payable and the recognition of the 10% unconsolidated investment in Joint Venture as if the sale had occurred on September 30, 2017.

(b.1) The investment in unconsolidated joint venture comprises the following:

September 30, 2017
First Closing Properties:
10% of historical carrying value of the First Closing Properties	$28,250,934
10% of debt repayment	(24,905,215)
Capitalized transaction costs	5,511,190
8,856,909
Second Closing Properties:
10% of historical carrying value of the Second Closing Properties	9,854,351
10% of debt repayment	(7,682,245)
Capitalized transaction costs	2,150,762
4,322,868
Pro forma investment in unconsolidated joint venture	$13,179,777

(b.2) The pro forma adjustments assume the actual net proceeds received from the sale of the First Closing Properties and the Second Closing Properties on November 15, 2017 and January 31, 2018, respectively, were received as of September 30, 2017, and were calculated as follows:

September 30, 2017
First Closing Properties:
Net cash proceeds excluding transaction costs paid outside escrow	$104,437,667
Transaction costs and broker fees paid outside escrow	(3,805,113)
Advisor disposition fee	(5,031,450)
95,601,104
Second Closing Properties:
Net cash proceeds excluding transaction costs paid outside escrow	55,728,894
Transaction costs and broker fees paid outside escrow	(1,836,931)
Advisor disposition fee	(1,880,550)
52,011,413
Pro forma net cash proceeds	$147,612,517
4.     Adjustments to Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2017

(a)	Historical financial information for the nine months ended September 30, 2017, derived from the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2017.

(b)
Represents adjustments to the statement of operations of the Company for the nine months ended September 30, 2017, to give effect to the sale of the Closing Properties as if the sale had occurred on January 1, 2016.

(c)
Includes a pro forma adjustment to write off unamortized debt premiums and fair value of interest rate cap agreements of $500,419 associated with the Closing Properties during the applicable Pro Forma Period.

(d)	Represents 10% equity in earnings of unconsolidated joint venture, which comprises the following:

For the nine months ended September 30, 2017
First Closing Properties:
10% of net losses of the properties’ historical operations	$(210,914)
10% of net increase in fees to affiliates	(39,034)
10% of net decrease in depreciation and amortization	346,321
10% of net increase in interest expense	(38,489)
57,884
Second Closing Properties:
10% of net income of the properties’ historical operations	17,182
10% of net decrease in fees to affiliates	82,078
10% of net decrease in depreciation and amortization	46,011
10% of net decrease in interest expense	8,247
153,518
Amortization of capitalized transaction costs	(196,063)
Pro forma equity in earnings of unconsolidated joint venture	$15,339
5.     Adjustments to Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2016

(a)	Historical financial information for the year ended December 31, 2016, derived from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

(b)
Represents adjustments to the statement of operations of the Company for the year ended December 31, 2016, to give effect to the sale of the Closing Properties as if the sale had occurred on January 1, 2016.

(c)
Includes a pro forma adjustment to write off unamortized debt premiums and fair value of interest rate cap agreements of $610,517 associated with the Closing Properties during the applicable Pro Forma Period.

(d)	Represents 10% equity in losses of unconsolidated joint venture, which comprises the following:

For the year ended December 31, 2016
First Closing Properties:
10% of net losses of the properties’ historical operations	$(123,073)
10% of net decrease in fees to affiliates	34,969
10% of net increase in depreciation and amortization	(426,167)
10% of net increase in interest expense	(208,962)
(723,233)
Second Closing Properties:
10% of net income of the properties’ historical operations	30,799
10% of net decrease in fees to affiliates	16,841
10% of net increase in depreciation and amortization	(162,319)
10% of net decrease in interest expense	12,769
(101,910)
Amortization of capitalized transaction costs	(379,730)
Pro forma equity in losses of unconsolidated joint venture	$(1,204,873)
(e) The following material nonrecurring items are not reflected in the unaudited pro forma statement of operations for the year ended December 31, 2016 that otherwise would have been if the Closing Properties were sold on January 1, 2016:
Loss on debt extinguishment:

For the year ended December 31, 2016
Write off of deferred financing costs of the sold First Closing Properties	$2,011,766
Write off of deferred financing costs of the sold Second Closing Properties	474,110
Pro forma loss on debt extinguishment	$2,485,876
Gain on sale of the Closing Properties:

For the year ended December 31, 2016
First Closing Properties:
Contract sales price	$335,430,000
90% of historical carrying value of the First Closing Properties	(254,258,409)
Advisor disposition fee	(5,031,450)
Transfer taxes	(330,471)
75,809,670
Second Closing Properties:
Contract sales price	125,370,000
90% of historical carrying value of the Second Closing Properties	(88,689,157)
Advisor disposition fee	(1,880,550)
Transfer taxes	(94,095)
34,706,198
Pro forma gain on sale*	$110,515,868
__________________
* Effective January 1, 2018 and upon adoption of ASU 2017-05, Other Income - Gains and Losses from the Derecognition of Nonfinancial Assets (“Subtopic 610-20”): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets (“ASU 2017-05”), which is part of ASU 2014-09, Revenue from Contracts with Customers (Topic 606), the Company expects to recognize the full gain on the sale of the Second Closing Properties of approximately $39 million.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	February 6, 2018	By:	/s/ Kevin J. Keating
Kevin J. Keating
Chief Financial Officer and Treasurer
(Principal Financial Officer and Accounting Officer)